Supplement to Prospectus
                                       of
                         Wright EquiFund-Hong Kong/China
                              Wright EquiFund-Japan
                             Wright EquiFund-Mexico
                           Wright EquiFund-Netherlands
                                dated May 1, 2000

         Effective as of the date of this Supplement, the Redemption Fee Box under the caption "Selling Shares" on page 11 of the Prospectus is replaced by the following:


                               Redemption Fee

         If you redeem shares purchased after July 1, 2000 within three months after purchase, you will pay a redemption fee of 2.00%. These redemption fees may be waived on shares purchased for Wright's investment advisory clients.

     The following revisions are made to the Shareholder Fees disclosure under the caption "Fees and Expenses" on pages 3, 5, 7 and 9, respectively, of the Prospectus:



    Shareholder Fees(1)
-------------------------------------------------------------------------------

  (paid directly from your investment)    Maximum redemption fee          2.00%
                                        (% of redemption proceeds)

-------------------------------------------------------------------------------

 (1) A redemption fee applies if you redeem your shares within three months of purchase.






         July 1, 2000